Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Inform Worldwide Holdings, Inc., a Colorado corporation, (the "Company") on Form 10-KSB for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ash Mascarenhas, President and Chief Executive Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

INFORM WORLDWIDE HOLDINGS, INC.

Date: October 18, 2004	By:	/s/ Ash Mascarenhas
Ash Mascarenhas
Title: Chief Executive Officer and Chief Financial Officer